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                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors
         Thomas & Betts Corporation


         We consent to the use of our report incorporated herein by reference.


                                                            KPMG LLP

                                                            /s/ KPMG LLP
                                                            ------------------
                                                            Memphis, Tennessee
December 20, 1999








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